UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2017 (August 8, 2017)

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 10, 2017 (the “Completion Date”), Moody’s Corporation (“Moody’s”) and Moody’s Holdings NL B.V. (the “Buyer”) completed the previously announced acquisition (the “Acquisition”) of Yellow Maple I B.V., an indirect parent company of Bureau van Dijk Electronic Publishing B.V., a provider of business intelligence and company information products, by the purchase of all of the issued and outstanding securities of Yellow Maple I B.V., Yellow Maple Syrup I B.V. and Yellow Maple Syrup II B.V. (collectively, the “Target Companies”) pursuant to the Securities Purchase Agreement (the “SPA”), dated May 15, 2017, by and among Moody’s, the Buyer, the Target Companies, Yellow Maple Coöperatief U.A., Yellow Maple Holding Guernsey Limited, CCP IX LP No. 1, CCP IX LP No. 2, CCP IX Co-Investment LP, Broad Street Principal Investments LLC, HX Luxembourg I S.À. R.L. and the other sellers identified in the SPA.

Pursuant to the terms and subject to the conditions set forth in the SPA, the Acquisition was based on an enterprise value of €3.0 billion (approximately $3.53 billion) calculated on a cash-free, debt free basis as of December 31, 2016 (the “Locked Box Date”). The purchase price consisted of €2.245 billion in cash (approximately $2.64 billion), plus a daily rate of €258,605 (approximately $304,175) from the Locked Box Date to August 11, 2017 and retirement of outstanding indebtedness of the Target Companies of approximately €723 million ($852 million), as reduced by approximately €10.2 million (approximately $12.0 million) of transaction related adjustments. Dollar amounts are based on the exchange rates on August 8, 2017 of $1.18 to €1.00 and $1.30 to £1.00.

As previously disclosed, on June 6, 2017, Moody’s entered into a loan agreement (the “Term Loan Credit Agreement”), among Moody’s, as borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Term Loan Credit Agreement provided for a $500,000,000 term loan facility (the “Term Loan Facility”) maturing on June 6, 2020 to finance the Acquisition. On August 8, 2017, Moody’s borrowed $500,000,000 under the Term Loan Facility. The proceeds of such borrowing were used, together with other available funds, to (i) pay the consideration owed in connection with the Acquisition, (ii) pay related fees and expenses and (iii) repay certain indebtedness of the Target Companies.

The foregoing description of the SPA and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the SPA, a copy of which was filed as Exhibit 2.1 to Moody’s Current Report on Form 8-K dated May 15, 2017, which is incorporated herein by reference.

The foregoing description of the Term Loan Credit Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Term Loan Credit Agreement, a copy of which was filed as Exhibit 4.1 to Moody’s Current Report on Form 8-K dated June 12, 2017, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 8, 2017, Moody’s borrowed under the Term Loan Credit Agreement as described under Item 2.01 above. The description of the Term Loan Credit Agreement set forth in Item 2.01 above is hereby incorporated by reference.

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of Moody’s, dated August 10, 2017, announcing the completion of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description

2.1*	Securities Purchase Agreement, dated as of May 15, 2017, among Moody’s Corporation, Moody’s Holdings NL B.V., Yellow Maple I B.V., Yellow Maple Syrup I B.V., Yellow Maple Syrup II B.V. and the Sellers identified therein (Filed as Exhibit 2.1 to Moody’s Corporation’s Current Report on Form 8-K filed May 15, 2017 and incorporated by reference herein).

4.1*	Loan Agreement, dated as of June 6, 2017, among Moody’s Corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (Filed as Exhibit 4.1 to Moody’s Corporation’s Current Report on Form 8-K filed June 12, 2017 and incorporated by reference herein).

99.1	Press release of Moody’s Corporation, dated August 10, 2017.

*	Previously filed.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this document are forward-looking statements and are based on future expectations, plans and prospects for Moody’s business and operations that involve a number of risks and uncertainties. The forward-looking statements in this document are made as of the date hereof, and Moody’s disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Moody’s is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to, world-wide credit market disruptions or an economic slowdown, which could affect the volume of debt and other securities issued in domestic and/or global capital markets; other matters that could affect the volume of debt and other securities issued in domestic and/or global capital markets, including regulation, credit quality concerns, changes in interest rates and other volatility in the financial markets such as that due to the U.K.’s referendum vote whereby the U.K. citizens voted to withdraw from the EU; the level of merger and acquisition activity in the U.S. and abroad; the uncertain effectiveness and possible collateral consequences of U.S. and foreign government actions affecting world-wide credit markets, international trade and economic policy; concerns in the marketplace affecting our credibility or otherwise affecting market perceptions of the integrity or utility of independent credit agency ratings; the introduction of competing products or technologies by other companies; pricing pressure from competitors and/or customers; the level of success of new product development and global expansion; the impact of regulation as an NRSRO, the potential for new U.S., state and local legislation and regulations, including provisions in the Financial Reform Act and regulations resulting from that Act; the potential for increased competition and regulation in the EU and other foreign jurisdictions; exposure to litigation related to our rating opinions, as well as any other litigation, government and regulatory proceedings, investigations and inquires to which the Company may be subject from time to time; provisions in the Financial Reform Act legislation modifying the pleading standards, and EU regulations modifying the liability standards, applicable to credit rating agencies in a manner adverse to credit rating agencies; provisions of EU regulations imposing additional procedural and substantive requirements on the pricing of services; the possible loss of key employees; failures or malfunctions of our operations and infrastructure; any vulnerabilities to cyber threats or other cybersecurity concerns; the outcome of any review by controlling tax authorities of the Company’s global tax planning initiatives; exposure to potential criminal sanctions or civil remedies if the Company fails to comply with foreign and U.S. laws and regulations that are applicable in the jurisdictions in which the Company operates, including sanctions laws, anti-corruption laws, and local laws prohibiting corrupt payments to government officials;

the impact of mergers, acquisitions or other business combinations and the ability of the Company to successfully integrate acquired businesses; currency and foreign exchange volatility; the level of future cash flows; the levels of capital investments; and a decline in the demand for credit risk management tools by financial institutions. Other factors, risks and uncertainties relating to our acquisition of Bureau van Dijk could cause our actual results to differ, perhaps materially, from those indicated by these forward-looking statements, including risks relating to the integration of Bureau van Dijk’s operations, products and employees into Moody’s and the possibility that anticipated synergies and other benefits of the acquisition will not be realized in the amounts anticipated or will not be realized within the expected timeframe; risks that the acquisition could have an adverse effect on the business of Bureau van Dijk or its prospects, including, without limitation, on relationships with vendors, suppliers or customers; claims made, from time to time, by vendors, suppliers or customers; changes in the European or global marketplaces that have an adverse effect on the business of Bureau van Dijk; and other factors, risks and uncertainties relating to the transaction as set forth under the caption “‘Safe Harbor’ Statement under the Private Securities Litigation Reform Act of 1995 ” in Moody’s report on Form 8-K filed on May 15, 2017, which are incorporated by reference herein. These factors, risks and uncertainties as well as other risks and uncertainties that could cause Moody’s actual results to differ materially from those contemplated, expressed, projected, anticipated or implied in the forward-looking statements are described in greater detail under “Risk Factors” in Part I, Item 1A of the Company’s annual report on Form 10-K for the year ended December 31, 2016, and in other filings made by the Company from time to time with the SEC or in materials incorporated herein or therein. Stockholders and investors are cautioned that the occurrence of any of these factors, risks and uncertainties may cause the Company’s actual results to differ materially from those contemplated, expressed, projected, anticipated or implied in the forward-looking statements, which could have a material and adverse effect on the Company’s business, results of operations and financial condition. New factors may emerge from time to time, and it is not possible for the Company to predict new factors, nor can the Company assess the potential effect of any new factors on it.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ John J. Goggins
John J. Goggins
Executive Vice President and General Counsel

Date: August 10, 2017

INDEX TO EXHIBITS

Exhibit Number	Description

2.1*	Securities Purchase Agreement, dated as of May 15, 2017, among Moody’s Corporation, Moody’s Holdings NL B.V., Yellow Maple I B.V., Yellow Maple Syrup I B.V., Yellow Maple Syrup II B.V. and the Sellers identified therein (Filed as Exhibit 2.1 to Moody’s Corporation’s Current Report on Form 8-K filed May 15, 2017 and incorporated by reference herein).

4.1*	Loan Agreement, dated as of June 6, 2017, among Moody’s Corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (Filed as Exhibit 4.1 to Moody’s Corporation’s Current Report on Form 8-K filed June 12, 2017 and incorporated by reference herein).

99.1	Press release of Moody’s Corporation, dated August 10, 2017.

*	Previously filed.